Investor Presentation November 2017 NASDAQ: IPWR Ideal Power Development Lab, Austin, Texas

Forward Looking Statements All statements in this presentation that are not based on historical fact are "forward looking statements." While management has based any forward looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. These forward looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, whether the patents for our technology provide adequate protection and whether we can be successful in maintaining, enforcing and defending our patents, whether demand for our products, which we believe are disruptive, will develop and whether we can compete successfully with other manufacturers and suppliers of energy conversion products, both now and in the future, as new products are developed and marketed. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward looking statements. 2

Ideal Power at Glance 3 Investment Highlights Disruptive Technology Platform for Power Conversion Experienced Leadership Executing on Commercialization Strategy Early Entry Into Growing Solar + Storage and Microgrid Markets

We Make Power Converters AC • Power converters change the “flavor” of electricity High voltage High frequency DC Low voltage Low frequency • We sell into three main markets Solar + Storage Storage-Only 4 Microgrids

Conventional Conversion • Continuous one directional power flow • Passive components add size, cost and weight & reduce efficiency • Doubles the hardware needed for bi-directionality Reinventing Power Conversion Power Packet Switching Architecture (PPSA™) • Power flows in either direction • Eliminates most passive components • Software-enabled to convert and route power The “Ideal” Solution for the New Energy Economy 5 Just as a computer router directs information to-and-from and between devices, Ideal Power‟s Products direct energy packets from any port to any port. Data Router

The Ideal Converter • Multi-port • Connect multiple devices with one box • Bi-directional • Charge battery or use battery for power • Built-in Isolation • Required for any system that includes batteries • Compact and Light Weight • Less metal means lower total system cost • Software-Enabled and Upgradeable • Microgrid-capable; operates in 50Hz/60Hz environments 6

Our Product Portfolio

30kW	Stabiliti™ Dual Port	Stabiliti™ Multiport	SunDial™	SunDial™ Plus
Model	30C	30C3	30PV	30PV+S
Weight in lbs	135	135	150	150
Power Flows	AC ⇔ DC	AC ⇔ DC ⇔ DC	PV ⇒ AC	PV ⇒ DC ⇔ AC
Microgrid-Capable	Yes	Yes	No	No


Grid
Storage
30kW Dual Port PCS • Model Number 30C
Grid
Storage
Solar
30kW Multiport PCS • Model Number 30C3
PV Array
Field Upgradeable
DC Power Port
(+S Kit)
AC Power Port

7
IDEAL POWER

Lower Battery Costs Are Driving Adoption in Our Target Markets • Major Investments: • Tesla: $5B • Daimler Benz: $540M • LG Chem: $340M • Samsung: $335M • Planned Investments: • Volkswagen: €10B • Samsung: $2.5B • Johnson Controls: $780M 8 Actual Projected (based on historical cost reduction of 16% per year)

The “Duck Curve” Illustrates the Imbalance Between Power Generation By Renewables and Actual Power Demand The Duck Curve:  Represents the difference between power demand and power supplied to the grid from renewable sources The Problem:  Traditional utility load-demand balance is skewed from 3:00PM-8:00PM as solar production diminishes and demand increases Solution? 9 “It‟s time to decapitate the duck. The Duck Curve is used to speak negatively about the solar industry, a way of saying there is „too much solar‟ on the grid. The real problem is the antiquated sources and methodology used for baseload, and the outmoded idea that ramping baseload up and down is inefficient, expensive and polluting. We should have control over when and where the power is transmitted and distributed on the grid,” Alex Au, CTO NEXTracker – August 2017

10 Solar + Storage Applications C&I + Utility

SunDial TM Solves Core Problem With Distributed Solar Market Solution: Ideal Power’s SunDial™ integrates solar with batteries; enabling efficient load management Lead Customers: Problem: Solar alone cannot solve demand management, backup, and critical load support problems due to its intermittent nature; storage is a necessity to the continued growth of solar 11 A Flex Company Results: Signed first licensing agreement with Flextronics + MSA with NEXTracker in Q3 2017 for C&I + Utility markets

12 Energy Storage & Microgrid Applications Commercial & Industrial

Stabiliti™ Series Dual Port Power Conversion System Solution: Ideal Power’s stand-alone storage product allows customers to charge battery arrays in off-peak times and discharge during peak hours Customers: Problem: Peak demand and time-of-use charges make power expensive for customers (commercial and industrial) who need to use power when it is in high demand 13 Demand Charges Can Run Between 30-70% Of a Customer‟s Electricity Bill1 1. Source: US Forest Service, “Saving Money by Understanding Demand Charges on Your Electricity Bill”

Microgrids Overview

- A microgrid is a small-scale energy system consisting of distributed energy sources that can operate independently or in conjunction with the area's main electrical grid
- Self-sufficient, a microgrid serves a discrete geographic footprint, such as a college campus, hospital complex, business center, or neighborhood
- Distributed energy sources include: solar panels, wind turbines, combined heat & power, generators and many newer microgrids contain energy storage, typically from batteries
- **A microgrid is:** local, independent and intelligent
- **A microgrid is NOT:** a simple distributed energy system – i.e. solar panel or generator



On
Off
Controller
Microgrid
Other Microgrids
Weather forecast
Energy markets

Microgrid Facts[1]

- 1,842 microgrids worldwide as of Q2-2017
- Global microgrid capacity expected to reach 7.6 GW by 2024, up from 1.4 GW in 2015
- North America and Asia as the centers of growth

1. Source: Navigant Research – June 20, 2017 Article Here.

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IDEAL POWER

Stabiliti Series Multi-Port Power Conversion System - Microgrids

What's Supporting Microgrid Growth ?

Problem: The cost of building out conventional infrastructure to improve grid reliability is excessive and oftentimes subject to the same stresses as the line it serves as a backup to, reducing effectiveness

Solution: Ideal Power's multi-port Stabiliti™ power conversion systems enables efficient and cost-effective microgrids due to its bi-directional, software-enabled design


Grid
Storage
Solar
IDEAL POWER

30kW Multiport PCS • Model Number 30C3

Results:

- Lower electricity costs – Rural locations = 3X-5X vs. U.S. mainland
- Critical load support & backup power solution – reduces reliance on costly diesel
- Project economics sufficient without incentives due to lower battery costs

Customers:

AZIMUTH ENERGY

smartstorage by SHARP

15

IDEAL POWER

16 B-TRAN Technology

Our B-TRAN TM Innovation Gives Us The Potential For Licensing Growth In The Future B-TRAN™ is a bi-directional, bi-polar silicon switch under development • Novel solution inspired by need for bi-directional power flow • Replaces 2 standard power IGBT’s and 2 diodes with 1 device • Simplifies switching with fewer parts, lower switching and Z conduction losses and increased efficiency 29 Patents Issued • All Intellectual Property on the device and manufacturing methods Z controlled by Ideal Power “B-TRAN™ is the most significant advance in power semiconductors in 20 years” - Dr. Richard Blanchard, inventor of the trench MOSFET Intend to License into Multi-Billion Dollar Annual Global Power Semiconductor Market 17 B-TRAN™ will address a of portion of the large power semiconductor market that is currently addressed by module semiconductors, particularly the intelligent power module segment

B-TRAN TM Path to Commercialization Phase I 3rd Party Simulations Patent Filings Complete Phase II Develop Manufacturing Process First Silicon Devices & Diagnostic Testing Complete Phase III In Progress Engage Licensing Partners 2017 - 2018 18 Parallel Strategy to Accelerate Commercialization A: Simplified B-TRAN TM B: Full featured B-TRAN TM for manufacturing

Our Capitalization Table 19 Capital Structure at September 30, 2017 • Market Capitalization: $36.2 M • Basic + Fully Diluted Shares: 14.0 and 24.6 M shares • Cash Balance: $11.7 M • Debt Balance: $0.0 M

Ideal Power at Glance Investment Highlights Disruptive, Patented Power Conversion Technology Reduction in Battery Costs Driving Significant Growth in Target Markets 20 Executing on Commercialization Strategy Asset Light Business Model Significant IP Estate

Ideal Power at Glance Recent Developments Signed master purchase agreement with NEXTracker for C&I and utility sites throughout North America in Q3 2017 21 Established first licensing agreement for Sundial™ with a Fortune Global 500 company, Flextronics (NASDAQ: FLEX) Introduced new strategic initiative in the solar + storage and microgrid markets in Q2 2017

22 Investor Relations MZ Group Chris Tyson Managing Director (949) 491-8235 IPWR@mzgroup.us Ideal Power Corporate 4120 Freidrich Lane, Ste. 100 Austin, Texas 78744 (512) 264-1542 www.idealpower.com

23 APPENDIX

R. Daniel Brdar CEO & President Management Team 24 Uwe Uhmeyer VP, Engineering Our independent directors are Dr. Lon Bell, Chairman of the Board, David Eisenhaure and Mark Baum Tim Burns, CPA CFO